Exhibit 99.1

Investor Relations Contact: Shanye Hudson, (510) 661-1600 shanye.hudson@seagate.com Media Contact: Karin Taylor, (408) 772-8279 karin.h.taylor@seagate.com

Seagate Announces Early Participation Results and Amendment of

Exchange Offers and Consent Solicitations for Senior Notes

FREMONT, CA — June 11, 2025 — Seagate Technology Holdings plc (“Seagate”) (NASDAQ: STX) today announced the early results of the previously announced (i) offers to certain Eligible Holders (as defined below) to exchange (each, an “Exchange Offer” and collectively, the “Exchange Offers”) any and all outstanding notes of the following eight series issued by Seagate HDD Cayman (“Seagate HDD”) (the “Old Notes”) for new notes to be issued by Seagate Data Storage Technology Pte. Ltd. (“SDST”) (the “New Notes”), and (ii) related solicitation of consents (each, a “Consent Solicitation” and collectively, the “Consent Solicitations”) by SDST from Eligible Holders to adopt certain proposed amendments (the “Proposed Amendments”) to each of the indentures governing the Old Notes (the “Existing Indentures”) that, if adopted, would eliminate substantially all restrictive covenants and certain of the default provisions and certain other provisions currently contained in the Existing Indentures.

The table below sets forth the principal amount of each series of Old Notes that have been validly tendered (and consents thereby validly delivered) as of 5:00 p.m., New York City time, on June 10, 2025 (the “Early Participation Deadline”). Each Eligible Holder who validly tenders their Old Notes pursuant to an Exchange Offer is deemed to have validly delivered its consent in the corresponding Consent Solicitation with respect to the principal amount of such tendered Old Notes. Withdrawal and revocation rights for the Exchange Offers and the Consent Solicitations expired at 5:00 p.m., New York City time, on June 10, 2025.

Title of Security	CUSIP No. / ISIN	Principal Amount Outstanding(1)	Principal Amount Tendered at Early Participation Deadline(2)	Approximate Percentage of Outstanding Notes Tendered at Early Participation Deadline
4.091% Senior Notes due 2029	81180WBC4 / US81180WBC47	$470,429,000	$429,283,000	91.25%
3.125% Senior Notes due 2029	81180WBF7 / US81180WBF77	$137,912,000	$97,757,000	70.88%
8.250% Senior Notes due 2029	81180WBN0 / US81180WBN02	$500,000,000	$476,949,000	95.39%
4.125% Senior Notes due 2031	81180WBD2 / US81180WBD20	$236,652,000	$205,005,000	86.63%
3.375% Senior Notes due 2031	81180WBE0 / US81180WBE03	$60,888,000	$44,436,000	72.98%
8.500% Senior Notes due 2031	81180WBP5 / US81180WBP59	$500,000,000	$469,937,000	93.99%
9.625% Senior Notes due 2032	81180WBM2 / US81180WBM29	$749,999,600	$713,301,447	95.11%
5.750% Senior Notes due 2034	81180WAN1 / US81180WAN11	$490,000,000	$301,301,000	61.49%

(1)	Reflects the principal amount of Old Notes outstanding as of May 28, 2025.
(2)

Reflects the aggregate principal amount of Old Notes that have been validly tendered prior to the Early Participation Deadline and not validly withdrawn, based on information provided by the information agent and exchange agent to Seagate.

Seagate further announced that it has amended the terms of the Exchange Offers such that Eligible Holders who validly tender their Old Notes after the Early Participation Deadline and prior to the Expiration Time will receive the Total Consideration (as defined herein), which consists of $1,000 principal amount of New Notes and a cash amount of $1.25. In addition, Seagate announced that it intends for the New Notes to be issued pursuant to one or more indentures rather than pursuant to a single indenture. All applicable references in the Offering Memorandum and Consent Solicitation Statement are amended accordingly.

As previously announced, in exchange for each $1,000 principal amount of Old Notes validly tendered, and not validly withdrawn, prior to the Early Participation Deadline, Eligible Holders whose Old Notes are accepted for exchange will receive the total consideration set forth in the table on the cover page of the Offering Memorandum and Consent Solicitation Statement (as defined herein) (the “Total Consideration”), which consists of $1,000 principal amount of New Notes and a cash amount of $1.25.

Except with respect to the amendments described above, all terms of the Exchange Offers and Consent Solicitations set forth in the Offering Memorandum and Consent Solicitation Statement remain unchanged.

The Exchange Offers and Consent Solicitations are being made upon, and are subject to, the terms and conditions set forth in the Offering Memorandum and Consent Solicitation Statement, dated May 28, 2025 (as amended or supplemented from time to time, the “Offering Memorandum and Consent Solicitation Statement”). The consummation of the Exchange Offer is not subject to, or conditioned upon, the receipt of the requisite consents or to any minimum amount of Old Notes being tendered for exchange. Eligible Holders may not deliver consents without tendering such series of Old Notes in the Exchange Offer.

The Exchange Offers and the Consent Solicitations will expire at 5:00 p.m., New York City time, on June 26, 2025, unless extended (such date and time, as the same may be extended, the “Expiration Time”) or earlier terminated by SDST. The settlement date for each Exchange Offer and Consent Solicitation will be promptly following the Expiration Time of such Exchange Offer and Consent Solicitation. SDST, in its sole discretion, may modify or terminate any Exchange Offer and may extend the Expiration Time and/or the settlement date with respect to any Exchange Offer, subject to applicable law. Any such modification, termination or extension by SDST with respect to an Exchange Offer will automatically modify, terminate or extend the corresponding Consent Solicitation, as applicable.

As of the Early Participation Deadline, SDST has received the requisite number of consents to adopt the Proposed Amendments with respect to all Old Notes. Accordingly, Seagate HDD intends to promptly enter into a supplemental indenture to each of the Existing Indentures, reflecting the Proposed Amendments. Each such supplemental indenture will immediately become effective upon such entry but will only become operative upon the exchange of all Old Notes of the subject series validly tendered pursuant to the applicable Exchange Offer. If the Proposed Amendments become operative with respect to a series of Old Notes, the Proposed Amendments will be binding on all holders of such series of Old Notes who did not validly tender their Old Notes in such Exchange Offer.

Available Documents and Other Details

Documents relating to the Exchange Offers and the Consent Solicitations will only be distributed to holders of Old Notes who complete and return an eligibility form confirming that they are either a “qualified institutional buyer” as defined in Rule 144A or not a “U.S. person” as defined in Rule 902 in compliance with Regulation S under the Securities Act and, if in Singapore, a separate eligibility form confirming that they are an “accredited investor” as defined in Section 4A of the Securities and Futures Act 2001 of Singapore, as modified or amended from time to time (the “SFA”) or an “institutional investor” as defined in Section 4A of the SFA, in each case pursuant to and in accordance with the requirements of the SFA.

Holders of Old Notes who desire to complete an eligibility forms should either

•	visit http://gbsc-usa.com/eligibility/seagate or

•

request instructions by sending an e-mail to contact@gbsc-usa.com or by calling Global Bondholders Services Corporation, the Exchange Agent and Information Agent for the Exchange Offers, at: +1 (855) 654-2014 (U.S. toll-free) or +1 (212) 430 3774 (banks and brokers).

The complete terms and conditions of the Exchange Offers are set forth in the Offering Memorandum and Consent Solicitation Statement. This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell the New Notes. The Exchange Offers are only being made pursuant to the Offering Memorandum and Consent Solicitation Statement. The Exchange Offers are not being made to holders of Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. The New Notes have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the Offering Memorandum and Consent Solicitation Statement.

The Exchange Offers and the issuance of the New Notes have not been registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act, or any other applicable securities laws and, unless so registered, the New Notes may not be offered, sold, pledged or otherwise transferred within the United States or to or for the account of any U.S. person, except pursuant to an exemption from the registration requirements thereof.

The Exchange Offers are being made, and the New Notes are being offered and will be issued, only (i) to holders of Old Notes that are “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), in a private transaction in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof, or (ii) outside the United States, to holders of Old Notes other than “U.S. persons”, as defined in Rule 902 under the Securities Act, in an offshore transaction in compliance with Regulation S under the Securities Act and that are not acquiring the New Notes for the account or benefit of a U.S. person (a holder satisfying at least one of the foregoing conditions being referred to as an “Eligible Holder”), and, in each case, (w) if resident and/or located in any member state of the European Economic Area (the “EEA”), that they are persons other than “retail investors” (for these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a customer within the meaning of Directive 2002/92/EC (as amended or superseded, the “Insurance Mediation Directive”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MIFID II; or (iii) not a qualified investor as defined in Directive 2003/71/EC (as amended or superseded, the “Prospectus Regulation”)), (x) if resident and/or located in the United Kingdom, not a person who is one (or more) of the following: (i) a retail client, as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (the “EUWA”); (ii) a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (as amended, the “FSMA”) and any rules or regulations made under the FSMA to implement the Insurance Distribution Directive, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA; or (iii) not a qualified investor as defined in Article 2 of Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the EUWA (the “U.K. Prospectus Regulation”), (y) if resident and/or located in the United Kingdom, either (i) a person having professional experience in matters relating to investments and falling within the definition of investment professionals as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Order”), (ii) a person falling within Article 43(2) of the Order, or (iii) a person to whom the Offering Memorandum and Consent Solicitation Statement and other documents or materials relating to the New Notes may otherwise lawfully be communicated in accordance with the Order, and (z) if in Singapore, (i) to an institutional investor (as defined in Section 4A of the SFA) pursuant to Section 274 of the SFA, or (ii) to an accredited investor (as defined in Section 4A of the SFA) pursuant to and in accordance with the conditions specified in Section 275 of the SFA, and (where applicable) Regulation 3 of the Securities and Futures (Classes of Investors) Regulations 2018.

Pursuant to the registration rights agreement, the SDST and the Guarantors are required to consummate an offer to exchange the New Notes offered hereby for a new issue of notes registered under the Securities Act to be declared effective no later than 451 days after the date the New Notes offered hereby are issued, unless the New Notes offered hereby are then freely transferable.

About Seagate

Seagate Technology is a leading innovator of mass-capacity data storage. We create breakthrough technology so you can confidently store your data and easily unlock its value. Founded over 45 years ago, Seagate has shipped over four billion terabytes of data capacity and offers a full portfolio of storage devices, systems, and services from edge to cloud.

© 2025 Seagate Technology LLC. All rights reserved. Seagate, Seagate Technology, and the Spiral logo are registered trademarks of Seagate Technology LLC in the United States and/or other countries.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical fact. Forward-looking statements include, among other things, statements about the terms and conditions of, and completion of, the Exchange Offers and the Consent Solicitations, each as described above. The Company cannot assure that the offering will be consummated, nor can it guarantee the size or terms of the offering. Forward-looking statements generally can be identified by words such as “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “should,” “may,” “will,” “will continue,” “can,” “could,” or the negative of these words, variations of these words and comparable terminology, in each case, intended to refer to future events or circumstances. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on information available to the Company as of the date of this press release and are subject to known and unknown risks and uncertainties that could cause the Company’s actual results, performance or events to differ materially from historical experience and the Company’s present expectations or projections. These risks and uncertainties include, but are not limited to, those described under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s latest periodic report on Form 10-Q or Form 10-K filed with the SEC. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on, and which speak only as of, the date hereof. The Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, unless required by applicable law.